4. Premises and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Premises And Equipment Details
Land	$ 3,670	$ 3,669
Buildings and improvements	16,398	15,889
Furniture and equipment	19,996	19,462
Total premises and equipment	40,064	39,020
Less accumulated depreciation	23,612	22,044
Total net premises and equipment	$ 16,452	$ 16,976